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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

         As independent public accountants, we hereby consent to the incorporation by reference of our report dated June 1, 2000 included in SEEC, Inc.'s Form 10-K for the year ended March 31, 2000, and to all references to our Firm included in this registration statement.

                                                  /s/ BDO Seidman, LLP

                                                      BDO Seidman, LLP

January 26, 2001